Subsequent Events:	6 Months Ended
Jun. 30, 2015
Subsequent Events
Subsequent Events:
11. Subsequent Events:

(a) On July 20, 2015, the Partnership, following the successful conclusion of an underwritten public offering, issued 3,000,000 9.00% Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”), representing limited partner interests in the Partnership, at a liquidation preference of $25.00 per unit. Distributions on the Series A Preferred Units will be payable quarterly on February 12, May 12, August 12 and November 12, commencing November 12, 2015, subject to the discretion of the Partnership's Board of Directors, at a distribution rate of $9.00% per annum of the stated liquidation preference. The Partnership received from this offering $72.6 million, net of underwriting discount, and plans to use those proceeds to finance the acquisition of one of the optional vessels owned by its Sponsor. If the Partnership is unable to complete an optional vessel acquisition, it will use the net proceeds of this offering for general partnership purposes, including working capital.

(b) On July 22, 2015 the Partnership's Board of Directors approved a quarterly cash distribution, for the quarter ended June 30, 2015 of $0.4225 per common and subordinated unit, or $15.0 million, which was paid on August 13, 2015, to all unitholders of record as of August 6, 2015.